Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
BUSINESS COMBINATIONS

7. BUSINESS COMBINATIONS

Acquisition in 2010

In 2010, the Company completed two transactions to acquire substantially all of the assets of two development stage companies based in the United States of America. These acquisitions provide the Company with leading technologies in the field of rectifier diodes and powerline communications. Both transactions were structured as asset deals which have been accounted for as business combinations and were determined to be included in the reportable segments “Power Discrete Products” (“PDP”) and “Analog, MEMS and Microcontrollers” (“AMM”).

The fair value of the identifiable assets and assumed liabilities acquired from these two companies at acquisition-date were as follows:

In millions of U.S. dollars	Fair value recognized on acquisition
Technology	13
Goodwill	1
In-process R&D	5
Total identifiable net assets at fair value	19

Purchase consideration	19

The purchase consideration is made of cash payments for $11 million and the acquisition-date fair value of contingent considerations. Goodwill on these transactions arises principally due to the value of the assembled workforce.

Acquisition in 2011

Until April 15, 2011, the Company accounted for its 41.2% equity-method investment in Veredus Laboratories Pte (“Veredus”) under the equity-method. Veredus is a life science company based in Singapore that develops, commercializes and manufactures diagnostic tools that are marketed worldwide. Veredus offers highly sensitive and userfriendly molecular diagnostic tools that include gel based detection kits and the latest cutting edge Lab-on-Chip technology. These diagnostic tools can be used in field conditions as well as in medical labs and hospitals.

On April 15, 2011, the Company exercised a call option and purchased shares from Veredus’ founders to increase its ownership in Veredus to 63.7%. This provides the Company’s control over Veredus which has been a subsidiary of the Company from this date.

The acquired business made an immaterial contribution to the Company’s consolidated revenue and net result for the period from April 15, 2011 to December 31, 2011.

The following table summarizes the consideration transferred to acquire Veredus and the amounts of the identified assets acquired and liabilities assumed at the acquisition date, as well as the fair value of the noncontrolling interest in Veredus at the acquisition date.

In millions of U.S. dollars
Fair value of consideration transferred:
Cash consideration paid to Veredus’ founders	7
Fair value of the Company’s investment in Veredus held before the business combination	9
Fair value of the noncontrolling interest in Veredus	9
25
Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents	1
Inventories	1
Property, Plant and Equipment, net	1
In-Process R&D	12
Patents and Intellectual Property	3
Long-term deferred tax assets	1
Long-term deferred tax liabilities	(3)
Other current liabilities	(1)
Total identifiable net assets	15

Goodwill	10

As a result of the Company obtaining control over Veredus, the Company’s previously held 41.2% was re-measured to fair value; however this did not result in any gain or loss.

The goodwill is attributable to the workforce of the acquired business and to the increased footprint of the Company in the healthcare business. The goodwill is not expected to be deductible for tax purposes. All of the $10 million was allocated to the Company’s Automotive, Consumer, Computer and Communication Infrastructure (“ACCI”) segment.

Immediately after this acquisition, the Company increased its ownership in Veredus to 67% through the issuance of new Veredus’ shares for a cash amount of $1 million. This transaction did not result in a change of control of Veredus and therefore has been accounted for as an equity transaction.